UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 11, 2005

                                   ----------

                           MSW Energy Holdings II LLC
                         MSW Energy Finance Co. II, Inc.
           (Exact name of each registrant as specified in its charter)




     Delaware                      0001276518                    13-3213489
     Delaware                      0001276517                    20-0400947
 (State or other              Commission File Number         (I.R.S. Employer
  jurisdiction of                                         Identification Number)
  incorporation or
   organization)

                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  800-727-3835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 11, 2005, MSW Energy Holdings II LLC issued a Transcript for the First Quarter Earnings Call for the quarter ended March 31, 2005. A copy of the Transcript is filed as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings II LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 MSW ENERGY HOLDINGS II LLC

                                                 By: /s/ Michael J. Gruppuso
                                                     ---------------------------
                                                     Michael J. Gruppuso
                                                     Chief Financial Officer

                                                 Date:  May 11, 2005
                                                      --------------------------